SECOND AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

Reference is hereby made to the following:

      A. That certain Purchase and Sale Agreement dated as of June 14, 2000, by and between Robert B. Austin or Ronald J. DiPietro, as Trustee and not individually for GOVERNMENT CENTER GARAGE TRUST, as Seller, and ONE CONGRESS STREET JV LLC, as Purchaser, as amended by First Amendment to Purchase and Sale Agreement dated as of July 27, 2000 (as so amended, the "Purchase and Sale Agreement").

      B. That certain Sale and Construction Agreement (the "Sale and Construction Agreement"), dated as of December 21, 1983, by and among the City of Boston, acting by and through its Public Facilities Commission, the Boston Redevelopment Authority (the "BRA") and Myrna Putziger and Richard H. Rubin, as Trustees of the Government Center Garage Realty Trust.

      C. Purchaser and Seller desire to amend the Purchase and Sale Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, in hand this day paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase and Sale Agreement.

2. The Buyer's obligation to purchase the Property under the Purchase and Sale Agreement shall be conditioned upon delivery by the Seller of the Certificate of Completion referred to in Section 304 of the Sale and Construction Agreement. Accordingly, Section 8(r) of the Purchase and Sale Agreement is hereby amended to read as follows and a new Section 8(s) is hereby inserted as follows:

            "(r) A Certificate of Completion (the "CERTIFICATE OF Completion"), which Certificate of Completion shall have been furnished to the Seller by the Boston Redevelopment Authority pursuant to Section 304 of that certain Sale and Construction Agreement, dated as of December 21, 1983, by and among the City of Boston, acting by and through its Public Facilities Commission, the Boston Redevelopment Authority and Myrna Putziger and Richard H. Rubin, as Trustees of the Government Center Garage Realty Trust.

            (s) All other documents the Seller is required to deliver pursuant to the provisions of this Agreement, including without limitation, any documents required to assign the General Services Administration Lease."

3 Furthermore, Article 14 of the Purchase and Sale Agreement is also amended to include the following:

            "14.4 SELLER'S FAILURE TO DELIVER CERTIFICATE OF COMPLETION. Notwithstanding anything to the contrary contained herein, if the Closing fails to occur by reason of the Seller's inability or failure to deliver the Certificate of Completion pursuant to Section 8(r) hereof, then the Seller may at its option elect to extend the Closing Date to the date which is thirty (30) days after the Closing Date (as such term is defined in Section 1.2 hereof), unless such day is not a day on which the Registry of Deeds and the Suffolk Registry District of the Land Court of Suffolk County, Massachusetts are open for business, in which case, the Closing shall take place on the next day on which such offices are open, upon written notice of such election delivered to the Purchaser on or before three (3) days prior to the originally scheduled Closing Date."

4. The Purchase and Sale Agreement is, in all other respects, hereby ratified and confirmed.

           [The remainder of this page is left intentionally blank]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the ____day of _____________, 2000.

                              SELLER:

                              GOVERNMENT CENTER GARAGE REALTY TRUST


                              By: /s/ Robert B. Austin
                                  -----------------------------------------
                                    Robert B. Austin or Ronald J. DiPietro,
                                    as Trustee and not individually, at the
                                    direction of GCGA Limited Partnership,
                                    sole Beneficiary of Government Center
                                    Garage Realty Trust


                              PURCHASER

                              ONE CONGRESS STREET JV LLC

                                    By:   RAK GROUP ACQUISITION
                                          CORPORATION, as an Authorized
                                          Member

                                          By:  /s/ Michael C. Zerner
                                               ----------------------
                                               Name:   Michael C. Zerner
                                               Title:  Authorized Signatory